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                                                                    Exhibit 99.1

                                                 CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2000-3




Section 7.3 Indenture                             Distribution Date: 10/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,181,250.00
             Class B Note Interest Requirement                       109,895.83
             Class C Note Interest Requirement                       164,731.85
                       Total                                       1,455,877.68

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.57500
             Class B Note Interest Requirement                          1.75833
             Class C Note Interest Requirement                          2.05000

(iii) Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         750,000,000
             Class B Note Principal Balance                          62,500,000
             Class C Note Principal Balance                          80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00



                                          By:
                                                 ---------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President